UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

VERISIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive officers of VeriSign are eligible to receive an annual performance bonus payment for the fiscal year ended December 31, 2008 (“Fiscal 2008”) under the VeriSign Performance Plan (“VPP”) based on performance against goals established by the Compensation Committee of the Board of Directors (the “Committee”) for Fiscal 2008. At a meeting held on February 23, 2009, the Committee determined, subject to and conditional upon certification of final financial statements for the fiscal year ended December 31, 2008, the amounts of annual performance bonuses to be paid under the VPP based on the Committee’s review with management of the performance of each eligible executive officer.

The Fiscal 2008 VPP bonus approved for Brian G. Robins, our principal financial officer was $208,500. D. James Bidzos, our chief executive officer on an interim basis, does not participate in the VPP. None of the persons designated as a “named executive officer” in our 2008 annual proxy statement received a Fiscal 2008 VPP bonus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: March 6, 2009	By:	/s/ Richard H. Goshorn
	Name:	Richard H. Goshorn
	Title:	Senior Vice President, General Counsel and Secretary

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